UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

State Street Corporation
(Exact name of registrant as specified in its charter)
Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2009, State Street Corporation issued a news release announcing a plan to further strengthen its tangible common equity ratio in light of continued unprecedented market disruption and updating its results of operations and related financial information for the fourth quarter and year ended December 31, 2008, the latter of which were previously announced on January 20, 2009.  A copy of that news release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

As a result of the updates to its results of operations and related financial information for the fourth quarter and year ended December 31, 2008, State Street’s regulatory and financial ratios as of December 31, 2008 were also updated.  Therefore, State Street is also furnishing with this Form 8-K, as Exhibit 99.2 (which Exhibit 99.2 is incorporated herein by reference), an updated slide presentation pertaining to the State Street-sponsored asset-backed commercial paper conduit program as of December 31, 2008.  This updated slide presentation includes, on slide 10, updated information concerning State Street’s regulatory and financial ratios as of December 31, 2008.

The information in this Item 2.02, and in Exhibits 99.1 and 99.2 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 2.02, such Exhibits 99.1 and 99.2 or any of the information contained therein, be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.		Exhibits.

(d)	Exhibits

	99.1	News release, dated February 5, 2009, announcing a plan by State Street to further strengthen its tangible common equity ratio in light of continued unprecedented market disruption and updating its results of operations and related financial information for the fourth quarter and year ended December 31, 2008 (such Exhibit 99.1 is furnished and not filed).

	99.2	Slide presentation pertaining to the State Street-sponsored asset-backed commercial paper conduit program as of December 31, 2008 (such Exhibit 99.2 is furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ James J. Malerba
		Name:	James J. Malerba
		Title:	Executive Vice President
and Corporate Controller

Date:	February 5, 2009

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EXHIBIT INDEX

Exhibit No.	Description

99.1

News release, dated February 5, 2009, announcing a plan by State Street to further strengthen its tangible common equity ratio in light of continued unprecedented market disruption and updating its results of operations and related financial information for the fourth quarter and year ended December 31, 2008 (such Exhibit 99.1 is furnished and not filed).

99.2	Slide presentation pertaining to the State Street-sponsored asset-backed commercial paper conduit program as of December 31, 2008 (such Exhibit 99.2 is furnished and not filed).

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